Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Banking Portfolio

May 31, 2021

BAN-QTLY-0721
1.802155.117

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Banks - 84.2%
Diversified Banks - 22.0%
Bank of America Corp.	993,176	$42,100,731
Citigroup, Inc.	477,200	37,560,412
Piraeus Financial Holdings SA (a)	330,200	604,396
U.S. Bancorp	731,300	44,448,413
Wells Fargo & Co.	821,992	38,403,466
		163,117,418
Regional Banks - 62.2%
1st Source Corp.	198,681	9,828,749
Amalgamated Financial Corp.	40,100	652,427
American National Bankshares, Inc.	204,486	7,091,574
Ameris Bancorp	159,260	8,749,744
Associated Banc-Corp.	681,500	15,667,685
Bank OZK	372,500	15,909,475
BayCom Corp. (a)	49,682	920,111
BOK Financial Corp.	192,800	17,552,512
Cadence Bancorp Class A	633,828	14,185,071
Camden National Corp.	9,632	458,676
Comerica, Inc.	161,400	12,668,286
Community Trust Bancorp, Inc.	184,476	8,150,150
ConnectOne Bancorp, Inc.	161,400	4,469,166
Cullen/Frost Bankers, Inc.	12,500	1,508,875
East West Bancorp, Inc.	241,000	18,021,980
Eastern Bankshares, Inc.	165,500	3,707,200
First Citizens Bancshares, Inc.	1,600	1,376,960
First Horizon National Corp.	1,301,400	24,817,698
First Interstate Bancsystem, Inc.	175,888	8,279,048
First Midwest Bancorp, Inc., Delaware	427,700	8,951,761
Great Western Bancorp, Inc.	400,062	13,386,075
Heartland Financial U.S.A., Inc.	281,400	13,999,650
Hilltop Holdings, Inc.	85,600	3,180,040
Huntington Bancshares, Inc.	1,205,300	19,116,058
KeyCorp	1,044,500	24,065,280
Lakeland Financial Corp.	80,100	4,942,971
M&T Bank Corp.	115,800	18,607,902
PacWest Bancorp	382,936	17,297,219
Peoples United Financial, Inc.	689,500	13,038,445
PNC Financial Services Group, Inc.	222,300	43,277,364
Preferred Bank, Los Angeles	146,295	9,990,486
Sierra Bancorp	143,700	3,983,364
Signature Bank	65,390	16,331,153
Trico Bancshares	106,187	5,091,667
Truist Financial Corp.	109,300	6,752,554
UMB Financial Corp.	100,166	9,687,054
Univest Corp. of Pennsylvania	315,200	9,191,232
WesBanco, Inc.	405,700	15,789,844
Wintrust Financial Corp.	173,800	13,976,996
Zions Bancorp NA	277,850	16,081,958
		460,754,460

TOTAL BANKS		623,871,878

Capital Markets - 4.4%
Asset Management & Custody Banks - 4.4%
Bank of New York Mellon Corp.	245,500	12,785,640
Northern Trust Corp.	29,200	3,538,748
State Street Corp.	183,600	15,969,528
		32,293,916
Consumer Finance - 3.4%
Consumer Finance - 3.4%
Capital One Financial Corp.	117,200	18,843,416
OneMain Holdings, Inc.	113,400	6,559,056
		25,402,472
IT Services - 0.2%
Data Processing & Outsourced Services - 0.2%
Computer Services, Inc.	30,000	1,800,000
Thrifts & Mortgage Finance - 7.0%
Thrifts & Mortgage Finance - 7.0%
Essent Group Ltd.	349,329	16,711,899
MGIC Investment Corp.	1,235,500	18,186,560
NMI Holdings, Inc. (a)	377,302	9,126,935
Radian Group, Inc.	345,836	8,075,271
		52,100,665
TOTAL COMMON STOCKS
(Cost $533,547,148)		735,468,931

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.03% (b)
(Cost $4,780,754)	4,779,799	4,780,754
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $538,327,902)		740,249,685
NET OTHER ASSETS (LIABILITIES) - 0.1%		989,706
NET ASSETS - 100%		$741,239,391

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$587
Total	$587

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.